Exhibit 10.24

                      FIRST MODIFICATION OF LOAN AGREEMENT


                  THIS FIRST MODIFICATION is made as of this 30th day of April, 1999, by and between IMMUCOR, INC., a Georgia corporation ("Borrower"), and WACHOVIA BANK, N.A., a national banking association ("Lender").

                               Statement of Facts

                  Lender and Borrower are parties to that certain Loan Agreement, dated as of October 27, 1998 (the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in certain respects, and Borrower has requested that Lender grant certain consents and waivers relating to the Loan Agreement, all in accordance with and subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               Statement of Terms

                  1. Consents. Subject to the fulfillment of the conditions precedent to the effectiveness of this First Modification which are set forth below, Lender hereby consents to the following actions of Borrower:

(a) (i) the acquisition by Borrower of the assets of the BCA Division ("BCA") of Biopool International, Inc., a Delaware corporation, and the formation and organization by Borrower of BCA Acquisition Corporation, a Georgia corporation ("BCA Acquisition") which will be a wholly-owned subsidiary of Borrower and which will acquire the assets of BCA; (ii) the acquisition by Borrower of its Belgian distributor Medichim, S.A., a company organized under the laws of Belgium ("Medichim"); (iii) the indirect acquisition of Immunochim, s.a.r.l., a company organized under the laws of France ("Immunochim") and a subsidiary of Medichim; and (iv) the formation and organization of Immucor Acquisitions Inc., S.A. ("Immucor Acquisitions") for the purpose of acquiring the capital stock of Medichim; and

(b) the dissolution of Delta Diagnostics, Inc., a Texas corporation ("Delta"), which was an indirect Subsidiary of Borrower.

                  2. Waivers. Subject to the fulfillment of the conditions precedent to the effectiveness of this First Modification which are set forth below, Lender hereby waives any Default or Event of Default under the following sections of the Loan Agreement, as amended by the amendments set forth in
Section 3 herein, which may arise from the following actions of Borrower:

(a) any Default or Event of Default under Section 5.9 which may arise from Borrower's (i) acquisition of the assets of BCA, (ii) formation and organization of BCA Acquisition to hold the assets and assume the liabilities of BCA, (iii) acquisition of Medichim and (iv) the creation of Immucor Acquisitions to acquire the capital stock of Medichim; and

(b) any Default or Event of Default under Section 4.6 and Section 5.7 which may arise from Borrower's dissolution of Delta.

                  3. Amendments of Loan Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this First Modification which are set forth below, the Loan Agreement shall be amended from and after this date as follows:

(a) The Loan Agreement is hereby amended by deleting the definition of the term "Line of Credit Limit" in Section 1.1 thereof and by substituting in lieu thereof the following new definition of such term:

"Lineof Credit Limit" shall mean  $5,000,000,  subject to reduction  pursuant to
Section 2.1.1.

(b) The Loan Agreement is hereby amended by adding the following new sentence at the end of Section 2.1.1 thereof:

                  Notwithstanding anything herein to the contrary, the Line of Credit Amount shall be reduced on each date shown below to the amount shown opposite such date below, all without further action by Borrower or Lender:

                                  Reduction Date           Line of Credit Limit

                             December 31, 1999                   $4,800,000
                             March 31, 2000                      $4,600,000
                             June 30, 2000                       $4,400,000
                             September 31, 2000                  $4,200,000
                             December 31, 2000                   $4,000,000
                             March 31, 2001                      $3,800,000
                             June 30, 2001                       $3,600,000
                             September 30, 2001                  $3,400,000
                             December 31, 2001                   $3,200,000
                             March 31, 2002                      $3,000,000

(d) The Loan  Agreement  is hereby  amended by  deleting  the first  sentence of
Section 2.1.3. therein in its entirety and by substituting in lieu thereof the following new first sentence of Section 2.1.3.:

                           "During the period from the Closing  Date through the
                  Additional Term Loan Commitment Termination Date, and subject to the terms and conditions of this Agreement, Lender agrees to make the Additional Term Loans to Borrower, the proceeds of which shall be used by Borrower solely to finance its repurchase from time to time of shares of its common stock as permitted by Section 5.5 hereof and to finance its purchase of all of the outstanding stock of Medichim and to finance the purchase of substantially all of the assets of the BCA"

(e) The Loan Agreement is hereby amended by adding to the end of Section 5.2 therein the following new sentence:

                            "Notwithstanding the foregoing, a Credit Party shall
                  be permitted to cause letters of credit to be issued for the benefit of any creditor of any Excluded Subsidiary to the extent permitted by Section 5.13 of this Agreement, and BCA Acquisition shall be permitted to assume the trade payables and other current liabilities of BCA in connection with its acquisition of the assets of BCA."

(f) The Loan Agreement is hereby amended by deleting the "and" prior to subsection (iii) of Section 5.9 and by adding to the end of such section the following new subsection:

                  "; and (iv) the creation by Borrower of Immucor  Acquisitions,
Inc.,   S.A.,  a  company   organized  under  the  laws  of  Belgium   ("Immucor
Acquisitions")."

(g) The Loan Agreement is hereby amended by deleting Section 5.13 therein in its entirety and by substituting in lieu thereof the following new Section 5.13:

                            "5.13 Excluded  Subsidiaries.  No Credit Party shall
                  make any capital contribution, loan or advance to any Excluded Subsidiary or transfer any assets to any Excluded Subsidiary or cause to be issued any letter of credit for the benefit of any creditor of any Excluded Subsidiary provided, however that a Credit Party shall be permitted to make capital contributions, loans or advances to any Excluded Subsidiary, or transfer any assets to any Excluded Subsidiary or cause to be issued letters of credit for the benefit of any creditor of any Excluded Subsidiary so long as the aggregate amount of such transactions does not exceed US $1,500,000 in any Fiscal Year and so long as no Default Condition or Event of Default exists or would be caused thereby."

(h) The Loan Agreement is hereby amended by deleting Schedule 3.4, Schedule 3.15, Schedule 3.16, Schedule 5.1 and Schedule 5.2 thereof in their entireties and by substituting in lieu thereof the following new Schedule 3.4, Schedule 3.15, Schedule 3.16, Schedule 5.1 and Schedule 5.2 attached hereto and incorporated herein and therein by reference, respectively.

                  4.  Delivery  of  Stock  Pledge   Agreements   and  Additional
Documents. The Borrower shall have until May 7, 1999 to deliver the following documents:

(a) the Stock Pledge Agreements from (i) Gamma Biologicals, Inc. in favor of Lender covering 65% of the shares of Gamma Biologicals B.V., a company organized under the laws of The Netherlands ("Gamma B.V."); (ii) Borrower in favor of Lender covering 66% of the shares of Immucor Trading Company, a company organized under the laws of Barbados ("Immucor Trading"); (iii) Borrower in favor of Lender covering 66% of the shares of Immucor Acquisitions and (iv) Borrower in favor of Lender covering all of the shares of BCA Acquisition (collectively, the "Stock Pledge Agreements"); and

(b) the closing documents from Gamma B.V., Gamma International, Immucor Trading, Immucor Acquisitions and BCA Acquisition of the types described in Sections 10.1.4, 10.1.5 and 10.1.6 of the Loan Agreement (collectively, the "Closing Documents").

                  5. No Other Amendments, Consents or Waivers. Except for the consents, waivers and amendments expressly set forth and referred to in Sections 1 and 3 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this First Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or other indebtedness to the Lender under or in connection with the Loan Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other liens on any collateral for the Obligations. The consents and waivers granted herein are given on a one-time basis only, and nothing contained herein shall be deemed to permanently modify the provisions of the Loan Agreement whether through course of dealing, course of conduct or otherwise.

                  6. Representations and Warranties. To induce Lender to enter into this First Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this First Modification; and
(b) Borrower has the power and is duly authorized to enter into, deliver and perform this First Modification and this First Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

                  7.  Conditions   Precedent  to  Effectiveness  of  this  First
Modification. The effectiveness of this First Modification and the consents, waivers and amendments provided herein are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 6 above and to the fulfillment of the following additional conditions precedent: (a) Lender shall have received one or more counterparts of this First Modification duly executed and delivered by the Borrower; (b) if and to the extent required by Lender, any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this First Modification and all of the transactions contemplated hereby by signing one or more counterparts of this First Modification in the appropriate space indicated below and returning same to Lender; (c) Lender shall have received the executed Stock Pledge Agreements described in Section 4(a) above in form and substance satisfactory to Lender; (d) Lender shall have received a fully earned, non-refundable additional loan origination fee of $11,250; (e) BCA Acquisition and Gamma International shall have executed a guaranty agreement in form and substance satisfactory to Lender guaranteeing Borrower's Obligations under the Loan Agreement; and (f) Lender shall have received a replacement Master Note dated as of the date of this Modification and having a stated principal amount equal to the Line of Credit Limit as amended by this Modification (the "Replacement Master Note") as well as a closing certificate of Borrower and an opinion of Borrower's counsel (both in form and substance satisfactory to Lender) with respect to this Modification and the Replacement Master Note.

                  8. Counterparts. This First Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  9. Governing Law. This First Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                       BORROWER:

                                       IMMUCOR, INC.


                                       By:      /s/ Edward L. Gallup
                                               Edward L. Gallup, President


                                       LENDER:

                                       WACHOVIA BANK, N.A.


                                       By:      /s/ Ernesto Moran
                                       Title:   President

                              CONSENT OF GUARANTORS


                  Each of the undersigned  guarantors does hereby consent to the
execution,   delivery  and   performance  of  the  within  and  foregoing  First
Modification of Loan Agreement.

                  IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent under seal as of the day and year first above set forth.


                                        GAMMA BIOLOGICALS, INC.



                                        By:      /s/ Edward L. Gallup
                                                 Edward L. Gallup, President


                                        GAMMA BIOLOGICALS INTERNATIONAL, INC.


                                        By:      /s/ Edward L. Gallup
                                                 Edward L. Gallup, President